UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2014

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective December 19, 2014, RAIT Financial Trust’s (“RAIT”) subsidiary, Taberna Capital Management, LLC (“TCM”), completed the assignment (the “T8 Assignment”) and delegation (the “T9 Delegation”) of TCM’s rights and responsibilities as collateral manager under the collateral management agreements for Taberna Preferred Funding VIII, Ltd. (“T8”) and Taberna Preferred Funding IX, Ltd. (“T9”), respectively, to an unaffiliated party (the “Buyer”). T8 and T9 are two securitizations previously consolidated by RAIT. As a result of the T8 Assignment and the T9 Delegation, RAIT determined that T8 and T9 no longer satisfied the requirements to remain variable interest entities consolidated by RAIT, and RAIT deconsolidated T8 and T9. As previously disclosed, RAIT expects such deconsolidation will result in a one-time, non-cash charge to its U.S. generally accepted accounting principles (“GAAP”) earnings of approximately $227.1 million and a one-time reduction to its total GAAP equity of $214.0 million, resulting from its deconsolidation of these securitizations. As previously disclosed, RAIT does not expect this deconsolidation to have a material impact on its adjusted book value or its cash available for distribution. RAIT is filing this Current Report on Form 8-K and related Pro Forma Financial Information as a result of the required deconsolidation pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”). This is a deconsolidation and disposition for accounting purposes for RAIT.

The information set forth under Item 8.01 and Item 9.01 of this report is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of RAIT’s forward-looking statements may turn out to be wrong. Please read RAIT’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2013 and its subsequent Quarterly Reports on Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and RAIT generally. RAIT’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of RAIT’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, RAIT disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 24, 2014, RAIT and Ken Frappier entered into a separation agreement (the “Frappier Separation Agreement”) whereby, on the terms and conditions of the Frappier Separation Agreement, Mr. Frappier’s employment with RAIT shall be terminated as of December 31, 2014. Mr. Frappier is one of RAIT’s named executive officers serving as RAIT’s Executive Vice President-Portfolio and Risk Management. The Frappier Separation Agreement sets forth the payments due and other terms and conditions of Mr. Frappier’s termination. The foregoing description of the Frappier Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Frappier Separation Agreement filed as Exhibit 10.1 hereto, and incorporated herein by reference.

On December 26, 2014, RAIT and Raphael Licht entered into a separation agreement (the “Licht Separation Agreement”) whereby, on the terms and conditions of the Licht Separation Agreement, Mr. Licht’s employment with RAIT shall be terminated as of December 31, 2014. Mr. Licht is one of RAIT’s named executive officers serving as RAIT’s Managing Director-Business Development, General Counsel and Secretary. The Licht Separation Agreement sets forth the payments due and other terms and conditions of Mr. Licht’s termination. The foregoing description of the Licht Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Licht Separation Agreement filed as Exhibit 10.2 hereto, and incorporated herein by reference.

Item 8.01 Other Events.

The information set forth under Item 2.01 and Item 9.01 of this report is incorporated herein by reference.

The T8 Assignment and the T9 Delegation were among a series of transactions (such transactions being referred to as the “Taberna Exit Transactions”) with Buyer that also included TCM’s delegation (the “T1 Delegation”) to Buyer of TCM’s rights and responsibilities as collateral manager under the collateral management agreement for another securitization, Taberna Preferred Funding I, Ltd. and the amendment (the “T2 & T5 Amendments”) of delegation agreements previously entered into with Buyer whereby TCM had delegated to Buyer TCM’s rights and responsibilities as collateral manager under the collateral management agreements for two other securitizations, Taberna Preferred Funding II, Ltd. and Taberna Preferred Funding V, Ltd. Pursuant to the T1 Delegation and the T2 & T5 Amendments, TCM agreed to pay Buyer amounts equal to 100% of any collateral management fees paid to TCM after December 1, 2014 or upon any early termination of the relevant collateral management agreements. As a result of the Taberna Exit Transactions, TCM does not expect to receive any collateral management fees from any Taberna securitization in the future. The Taberna Exit Transactions are part of RAIT’s previously disclosed intention to exit the Taberna business. The reduction in RAIT’s consolidated assets resulting from the deconsolidation triggered the filing of this Current Report on Form 8-K, and the Taberna Exit Transactions themselves, individually or in the aggregate, do not constitute the disposition of a “significant amount” of assets as defined in Item 2.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the deconsolidation for accounting purposes of RAIT’s ownership of T8 and T9 as a result of the T8 Assignment and the T9 Delegation.

(b)	Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Consolidated Financial Information	4
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014	5
Unaudited Pro Forma Consolidated Statement of Operations for the Nine-Month Period Ended September 30, 2014	6
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2013	7
Notes to Unaudited Pro Forma Consolidated Financial Information	8

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2014

The following unaudited pro forma financial statements of RAIT Financial Trust (together with its consolidated subsidiaries, the “Company,” “we,” “our,” or “us”) have been prepared to provide pro forma financial information with regard to the deconsolidation of Taberna Preferred Funding VIII, Ltd. and Taberna Preferred Funding IX, Ltd. (collectively the “Taberna Securitizations”) as a result of the sale of the related collateral management contracts on December 19, 2014.

The unaudited pro forma consolidated balance sheet as of September 30, 2014 is presented as if the deconsolidation of the Taberna Securitizations had occurred on September 30, 2014. The unaudited pro forma consolidated statement of operations for the nine-month period ended September 30, 2014 and for the year ended December 31, 2013 is presented as if the deconsolidation of the Taberna Securitizations had occurred on January 1, 2014 and 2013, respectively.

The unaudited pro forma consolidated financial statements included in this Current Report on Form 8-K are presented for informational purposes only. The unaudited pro forma adjustments are based on information and assumptions that we consider reasonable and factually supportable. This information includes various estimates and assumptions and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the deconsolidation of the Taberna Securitizations occurred on the date or at the beginning of the period indicated or which may be obtained in the future.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(Dollars in thousands, except share and per share data)

	As of September 30, 2014
	Historical (A)	Adjustments (B)	Pro Forma
Assets
Total investments in mortgages and loans, net	$1,354,120	$(42,694)	$1,311,426
Investments in real estate, net	1,400,715	—	1,400,715
Investments in securities, at fair value	568,279	(530,312)	37,967
Cash and cash equivalents	116,767	—	116,767
Restricted cash	133,374	(11,147)	122,227
Accrued interest receivable	54,929	(6,310)	48,619
Other assets	78,948	(630)	78,318
Deferred financing costs, net	25,141	—	25,141
Intangible assets, net	23,944	—	23,944

Total assets	$3,756,217	$(591,093)	$3,165,124

Liabilities and Equity
Indebtedness	$2,613,317	$(297,251)	$2,316,066
Accrued interest payable	34,164	(23,226)	10,938
Accounts payable and accrued expenses	58,579	(81)	58,498
Derivative liabilities	81,998	(56,526)	25,472
Deferred taxes, borrowers’ escrows and other liabilities	132,200	—	132,200

Total liabilities	2,920,258	(377,084)	2,543,174
Series D cumulative redeemable preferred shares	76,176	—	76,176
Equity:
Shareholders’ Equity:
7.75% Series A cumulative redeemable preferred shares	41	—	41
8.375% Series B cumulative redeemable preferred shares	23	—	23
8.875% Series C cumulative redeemable preferred shares	17	—	17
Series E cumulative redeemable preferred shares	—	—	—
Common shares, $0.03 par value per share	2,474	—	2,474
Additional paid in capital	2,008,814	—	2,008,814
Accumulated other comprehensive income (loss)	(43,039)	13,049	(29,990)
Retained earnings (deficit)	(1,364,168)	(227,058)	(1,591,226)

Total shareholders’ equity	604,162	(214,009)	390,153
Noncontrolling interests	155,621	—	155,621

Total equity	759,783	(214,009)	545,774

Total liabilities and equity	$3,756,217	$(591,093)	$3,165,124

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2014

(Dollars in thousands, except share and per share data)

	For the Nine-Month Period Ended
	September 30, 2014
	Historical (C)	Adjustments (D)	Pro Forma
Revenue:
Net interest margin	$80,540	$(15,297)	$65,243
Rental income	116,204	—	116,204
Fee and other income	19,113	967	20,080

Total revenue	215,857	(14,330)	201,527
Expenses:
Interest expense	38,756	9,570	48,326
Real estate operating expense	58,655	—	58,655
Compensation expense	23,118	—	23,118
General and administrative expense	13,239	(596)	12,643
Acquisition expenses	1,408	—	1,408
Provision for losses	3,500	—	3,500
Depreciation and amortization expense	38,719	—	38,719

Total expenses	177,395	8,974	186,369

Operating income (loss)	38,462	(23,303)	15,159
Other income (expense)	(21,449)	—	(21,449)
Gains (losses) on assets	(5,350)	7,712	2,362
Gains (losses) on extinguishment of debt	2,421	—	2,421
Change in fair value of financial instruments	(59,433)	75,379	15,946

Income (loss) before taxes	(45,349)	59,787	14,438
Income tax benefit (provision)	2,454	—	2,454

Net income (loss)	(42,895)	59,787	16,892
(Income) loss allocated to preferred shares	(20,628)	—	(20,628)
(Income) loss allocated to noncontrolling interests	20	—	20

Net income (loss) available to common shares	$(63,503)	$59,787	$(3,716)

Earnings (loss) per share - Basic:
Earnings (loss) per share - Basic	$(0.78)	$0.73	$(0.05)

Weighted-average shares outstanding - Basic	81,111,796	81,111,796	81,111,796

Earnings (loss) per share - Diluted:
Earnings (loss) per share - Diluted	$(0.78)	$0.73	$(0.05)

Weighted-average shares outstanding - Diluted	81,111,796	81,111,796	81,111,796

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(Dollars in thousands, except share and per share data)

	For the Year Ended December 31, 2013
	Historical (E)	Adjustments (F)	Pro Forma
Revenue:
Net interest margin	$103,852	$(24,820)	$79,032
Rental income	114,224	—	114,224
Fee and other income	28,799	1,200	29,999

Total revenue	246,875	(23,620)	223,255
Expenses:
Interest expense	40,297	13,712	54,009
Real estate operating expense	60,887	—	60,887
Compensation expense	26,802	—	26,802
General and administrative expense	14,496	(737)	13,759
Acquisition expense	397	—	397
Provision for losses	3,000	—	3,000
Depreciation and amortization expense	36,093	—	36,093

Total expenses	181,972	12,975	194,947

Operating income (loss)	64,903	(36,595)	28,308
Other income (expense)	(5,233)	—	(5,233)
Gains (losses) on assets	(2,266)	90	(2,176)
Gains (losses) on extinguishment of debt	(1,275)	—	(1,275)
Change in fair value of financial instruments	(344,426)	323,938	(20,488)

Income (loss) before taxes	(288,297)	287,433	(864)
Income tax benefit (provision)	2,933	—	2,933

Net income (loss)	(285,364)	287,433	2,069
(Income) loss allocated to preferred shares	(22,616)	—	(22,616)
(Income) loss allocated to noncontrolling interests	(28)	—	(28)

Net income (loss) allocable to common shares	$(308,008)	$287,433	$(20,575)

Earnings (loss) per share - Basic:
Earnings (loss) per share - Basic	$(4.54)	$4.24	$(0.30)

Weighted-average shares outstanding - Basic	67,814,316	67,814,316	67,814,316

Earnings (loss) per share - Diluted:
Earnings (loss) per share - Diluted	$(4.54)	$4.24	$(0.30)

Weighted-average shares outstanding - Diluted	67,814,316	67,814,316	67,814,316

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of September 30, 2014.

(A)	Represents our historical unaudited consolidated balance sheet as previously filed on Form 10-Q as of September 30, 2014.

(B)	Represents adjustments to deconsolidate the Taberna Securitizations as if the deconsolidation occurred on September 30, 2014. The adjustments to Investment in Securities includes the retained interest we hold of the CDO Notes Payable for the Taberna securitizations and Indebtedness includes the principal balances on the RAIT senior secured notes and loans payable on real estate that were previously eliminated in consolidation.

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statement of operations for the nine-month period ended September 30, 2014.

(C)	Represents our historical unaudited consolidated statement of operations as previously filed on Form 10-Q for the nine-month period ended September 30, 2014.

(D)	Represents adjustments to deconsolidate the Taberna Securitizations as if the deconsolidation occurred on January 1, 2014. The adjustments to Fee & Other Income include fees earned on collateral management fees that were previously eliminated in consolidation and Interest Expense include interest on the RAIT senior secured notes and loans payable on real estate that were previously eliminated in consolidation.

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statement of operations for the year ended December 31, 2013.

(E)	Represents our historical audited consolidated statement of operations as previously filed on Form 10-K for the year ended December 31, 2013.

(F)	Represents adjustments to deconsolidate the Taberna Securitizations as if the deconsolidation occurred on January 1, 2013. The adjustments to Fee & Other Income include fees earned on collateral management fees that were previously eliminated in consolidation and Interest Expense include interest on the RAIT senior secured notes and loans payable on real estate that were previously eliminated in consolidation.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: December 29, 2014	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer

Exhibit Index

10.1	Separation Agreement between Kenneth R. Frappier and RAIT Financial Trust with an execution date of December 24, 2014.

10.2	Separation Agreement between Raphael Licht and RAIT Financial Trust with an execution date of December 26, 2014.